Exhibit 10.54

THIRD AMENDMENT

THIS THIRD AMENDMENT, dated as of December 18, 2009 (this “Amendment”), among AMYLIN PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), each of the Company’s subsidiaries listed on the signature pages hereto (collectively, together with the Company, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and L/C Issuer (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrowers are a party to a Credit Agreement, dated as of December 21, 2007, among the Borrowers, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, and the other agents, lead arranger and book manager party thereto (as amended, restated, supplemented or otherwise modified to but excluding the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement;

WHEREAS, pursuant to (i) Section 7.02(o) of the Existing Credit Agreement, the Company is permitted to incur Indebtedness under a Permitted Ohio Sale/Leaseback, and (ii) Section 7.05(g) of the Existing Credit Agreement, the Company is permitted to Dispose of the Ohio Sale/Leaseback Property in connection with a Permitted Ohio Sale/Leaseback;

WHEREAS, the definition of “Ohio Sale/Leaseback Property” in Section 1.01 of the Existing Credit Agreement refers to electrical equipment, a housing structure and related tangible property located at 8874 Tradeport Drive (the “Original Address”), but the equipment, structure and property subject to the Permitted Ohio Sale/Leaseback are located at 8814 Tradeport Drive, Building 1, and 8848 Tradeport Drive, Building 2~~(1)~~ (collectively, the “Corrected Address”);

WHEREAS, the Company has requested that the Required Lenders amend the definition of “Ohio Sale/Leaseback Property” as set forth herein to correct the property description from the Original Address to the Corrected Address;

WHEREAS, the undersigned Required Lenders have agreed to amend the Existing Credit Agreement upon the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01.                   Amendment to Section 1.01 of the Existing Credit Agreement.  Effective immediately upon the Third Amendment Effective Date, the definition of “Ohio Sale/Leaseback Property” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by following:

“Ohio Sale/Leaseback Property” means electrical equipment and all accompanying accessories, appurtenances, fences and attachments required for the equipment, a housing structure and related tangible property located at 8814 Tradeport Drive, Building 1, and 8848 Tradeport Drive, Building 2.

SECTION 1.02.                   Representations and Warranties.  Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)           The representations and warranties of such Borrower contained in Article V of the Existing Credit Agreement, as modified hereby (the “Credit Agreement”), or any other Loan Document (except for any Secured Hedge Agreements or Secured Cash Management Agreements) or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) thereof, respectively.

(b)           Each Loan Party is in compliance in all material respects with all the terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

(c)           The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by such Borrower.

(d)           Each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability relating to or affecting creditors’ rights.

(e)           The execution, delivery, performance and compliance with the terms and provisions by such Borrower of this Amendment and the consummation of the transactions contemplated herein, do not and will not: (i) contravene the terms of any of such Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under, (A) any material Contractual Obligation to which such Borrower is a party affecting such Borrower or the properties of such Borrower or its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (C) violate any Law in any material respect.

SECTION 1.03.                   Effectiveness.  This Amendment shall become effective only upon Administrative Agent’s receipt of duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the

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Required Lenders (the first date such condition has been satisfied being herein called the “Third Amendment Effective Date”).

SECTION 1.04.                   APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.05.                   Fees, Costs and Expenses.  The Borrowers promptly shall pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with and to the extent required by the terms of Section 10.04(a) of the Credit Agreement.

SECTION 1.06.                   Loan Document; Counterparts.  This Amendment is, and from and after the Third Amendment Effective Date shall be deemed to be, a “Loan Document” under the Credit Agreement. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile or PDF by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

SECTION 1.07.                   Existing Credit Agreement.  Except as expressly set forth herein, the amendment provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any other Secured Party under the Existing Credit Agreement or any other Loan Document, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document.  The amendment provided herein shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendment.  Except to the extent a provision in the Existing Credit Agreement is expressly amended herein, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof and each of the undersigned Loan Parties hereby ratifies and confirms in all respects its obligations under and the continued full force and effect of the ~~Amended~~ Credit Agreement and the other Loan Documents.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

AMYLIN PHARMACEUTICALS, INC., as a Borrower

By:	/s/ Mark G. Foletta
Name:	Mark G. Foletta
Title:	Senior Vice President, Finance and CFO

AMYLIN OHIO LLC, as a Borrower

	By:	Amylin Pharmaceuticals, Inc.,
its Sole Manager

By:	/s/ Mark G. Foletta
Name:	Mark G. Foletta
Title:	Senior Vice President, Finance and CFO

AMYLIN INVESTMENTS LLC, as a Borrower

	By:	Amylin Pharmaceuticals, Inc.,
its Sole Manager

By:	/s/ Mark G. Foletta
Name:	Mark G. Foletta
Title:	Senior Vice President, Finance and CFO

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BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Brenda H. Little
Name:	Brenda H. Little
Title:	Vice President

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BANK OF AMERICA, N.A., as a Revolving Credit Lender, L/C Issuer and Hedge Bank under the Permitted F/X Facility

By:	/s/ Christopher D. Pannacciulli
Name:	Christopher D. Pannacciulli
Title:	Senior Vice President

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BANC OF AMERICA LEASING & CAPITAL, LLC, as a Term Lender

By:	/s/ Lori J. Noberini
Name:	Lori J. Noberini
Title:	Vice President

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SILICON VALLEY BANK, as a Term Lender

By:	/s/ Sarah Larson
Name:	Sarah Larson
Title:	Relationship Manager

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COMERICA BANK, as a Term Lender

By:	/s/ Greg Park
Name:	Greg Park
Title:	Vice President

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BMO CAPITAL MARKETS FINANCING, INC., as a Term Lender

By:	/s/ Scott W. Morris
Name:	Scott W. Morris
Title:	Vice President

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FIRST BANK, as a Term Lender

By:	/s/ Gilmore Hector
Name:	Gilmore Hector
Title:	Vice President

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UNION BANK OF CALIFORNIA, N.A., as a Term Lender

By:	/s/ Paul Moyer
Name:	Paul Moyer
Title:	Vice President

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AIB DEBT MANAGEMENT, LIMITED, as a Term Lender

By:	/s/ Brent Phillips
Name:	Brent Phillips
Title:	Vice President, Investment Advisor to AIB Debt
Management Limited

By:	/s/ Martin Chin
Name:	Martin Chin
Title:	Senior Vice President, Investment Advisor to AIB
Debt Management Limited

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